UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST REPORTED EVENT: December 29, 2010

CHINA NORTH EAST PETROLEUM HOLDINGS
LIMITED
(Exact name of Registrant as specified in its charter)

Nevada	000-49846	87-0638750
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification Number)
of incorporation)

445 Park Avenue, New York, New York  10022
(Address of principal executive offices)

(212) 307-3568
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01.   Other Events.

On December 29, 2010, China North East Petroleum Holdings Limited (the “Company”) issued a press release announcing that the Annual Shareholders' Meeting was further adjourned until 10:00 AM Beijing Time on Friday, December 31, 2010 in order to provide additional time to obtain a quorum. No business was transacted prior to the adjournment. The meeting on December 31, 2010 will be held at the Company's offices at Foster Mansion, 85 Pu Jiang Road, Suite 1413, Nang Gang, Harbin, People’s Republic of China 150010.

A copy of the Press Release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.  The description of the Press Release contained herein is qualified in its entirety by the full text of such exhibit.

Item 9.01.  Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press Release of the Company Issued on December 29, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA NORTH EAST PETROLEUM HOLDINGS LIMITED

Date: December 29, 2010	By:	/s/ Jingfu Li
Jingfu Li
Acting Chief Executive Officer